Exhibit 10.6

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Gelteq Authorised Licensee Agreement – Pilot Program

BETWEEN

1.	Gelteq Pty Ltd ACN 619 501 254 (Gelteq); and

2.	PacificPine Tennis Limited (Licensee).

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the context requires otherwise:

Agreement means this agreement and its schedules and annexures and any subsequent variation;

Business Day means any day that is not a Saturday, Sunday, or a public holiday or bank holiday in Victoria, Australia;

Confidential Information means the information of or relating to Gelteq or its Affiliates or its business or affairs (whether or not in a material form and whether or not disclosed or learned prior to the date of this Agreement) which by its nature is confidential, is designated as confidential and/or which the Licensee knows or reasonably ought to know is confidential;

Intellectual Property means all Intellectual Property Rights (whether registered or unregistered) owned by or licensed to Gelteq in connection with the Products whether recorded or unrecorded, stored or incorporated in any medium of any nature or description, including, but not limited to:

(a)	Product names, designs, formulations, plans, trade marks, logos, branding and catchphrases;

(b)	marketing and promotional materials;

(c)	any Gelteq website; and

(d)	the Materials, including all Licensee lists and Licensee details, including Licensee lists obtained, compiled or developed by the Licensee;

Intellectual Property Rights means any intellectual property rights subsisting anywhere in the world, including:

(a)	rights in relation to:

(i)	registered and unregistered copyright;

(ii)	inventions (including patents, discoveries, innovation patents and utility models);

(iii)	Confidential Information, technical information, trade secrets, formulas, manufacturing process and related know-how;

(iv)	registered and unregistered designs;

(v)	registered and unregistered trade marks (including the Trade Marks); and

(vi)	rights in databases;

(b)	any similar rights resulting from intellectual activity in the industrial, commercial, scientific, literary or artistic fields which subsist or may at any time subsist;

(c)	any application and the right to apply for registration for any of the above; and

(d)	any right of action against any party in connection with any of the above;

Materials mean any intellectual property developed or created by the Licensee , including Licensee lists and Licensee detail lists and marketing materials.

Minimum Order means the quantity or value of the Products ordered as specified as such in the Schedule;

Product(s) means any goods or products, including parts or components therefore, that are supplied pursuant to this Agreement.

Term means the period of one (1) year from the Commencement Date; and

Trade Marks means the names and trademarks specified in Item 4 of Schedule 1 as modified, updated or replaced by Gelteq from time to time and such further or other names, trademarks and logos as Gelteq notifies to the Licensee from time to time in relation to the Products.

2.	Appointment of Licensee

2.1	Appointment

Gelteq grants the Licensee, and the Licensee accepts, the right to store, promote, market, sell and distribute the Products subject to the terms of this Agreement.

2.2	Exclusive

The arrangements between Gelteq and the Licensee under this Agreement are exclusive in that Gelteq will not provide any of the Products containing the Licensee’s brand to any third party without the Licensee’s prior written consent.

3.	Term

3.1	This Agreement commences on the Commencement Date and continues for the Term, unless terminated earlier in accordance with this Agreement.

4.	Orders for Products

4.1	Product and price

Subject to clause 6.2, all Products supplied to the Licensee under this Agreement will be supplied and invoiced by Gelteq at the price for a Product as recorded on the latest price list at the time of placing an order by submitting a Purchase Order in the form required by Gelteq.

4.2	Taxes and Delivery Fees

The Licensee agrees to pay any applicable taxes, insurance costs, administration or management fees, bank charges and delivery charges for Products as invoiced by Gelteq from time to time.

4.3	Minimum Purchase

(a)	The Licensee agrees that it will order and purchase Products from Gelteq to the value and quantity of at least the Initial Order set out in Schedule 1. The parties agree that the Initial Order may not be cancelled at any time by the Licensee.

(b)	The Licensee agrees that the order for the Initial Order and Subsequent Order will be placed within the first 12 months of this Agreement being signed.

(c)	The parties agree that the Subsequent Order (as defined in Scheduled 1) may be cancelled at any time after the Licensee has paid in full for, and accepted delivery of, the Initial Order but before payment is made on the Subsequent Order. If payment is made for the Subsequent Order, it cannot be cancelled.

4.4	Orders

(a)	The Licensee may from time to time submit to Gelteq written orders for the Products (Order).

(b)	Immediately upon submitting an Order, the Licensee must pay to Gelteq or any party nominated in writing by Gelteq 25% of the Purchase Price (Deposit).

(c)	The Licensee agrees that it will pay Gelteq, or any party nominated in writing by Gelteq, the remaining 75% balance of the Order plus any additional taxes, duties and delivery costs is payable in accordance with clause 5.1(b) below before any Product is made available for collection or is shipped to the Licensees.

4.5	Delivery estimate

Any delivery dates or estimates of time or arrival set out in an accepted Order are indicative only, and Gelteq will not be liable for any Loss or Liability occurring to the Licensee by reason of any shortage of stock or the failure or delay in dispatch, delivery or supply of Products.

5.	White Labelling of Product

5.1	Licence

(a)	The Licensee grants Gelteq a royalty free non-exclusive, worldwide licence and right to sublicence its Intellectual Property for the sole purpose of developing Products containing the Licensee’s brand. The Licensee warrants and represents to Gelteq that it has the right to grant this licence and that in using the licence Gelteq will not be in breach of any third party intellectual property rights or liable to any third party.

(b)	The Licensee agrees that once it has approved the packaging proof that it may not make further changes to the packaging.

(c)	The parties will negotiate and agree a fixed fee to apply, payable to Gelteq, in relation to each product for the development and set up of the packaging and printing.

6.	Payment

6.1	Payment

(a)	Gelteq will issue to the Licensee an invoice for the total Order amount including the balance of the Purchase Price remaining, after an Order has been accepted by Gelteq (Invoice).

(b)	The Licensee must pay all Invoiced amounts into Gelteq's account or an account nominated by Gelteq in writing, in cleared funds, within 14 Business Days of receiving an Invoice.

7.	Conditions of resale and distribution

7.1	Resale of Products

(a)	The Licensee is authorised by Gelteq to market, distribute and sell the Products.

(b)	The Licensee must obtain the prior written consent of Gelteq to sell or distribute the Products to a Retailer, however the Licensee may sell to any other party without obtaining prior written consent of Gelteq.

(c)	The Products must be sold or distributed using the Trade Marks and the Licensee must not, without the prior written consent of Gelteq, sell or distribute the Products under any other branding.

(d)	The Licensee must not, without the prior written consent of Gelteq, develop, operate, create, manage, maintain or run a website under the Gelteq brand, using the Trade Marks or selling the Products without the prior written consent of Gelteq.

7.2	Pricing of Products

Gelteq may provide recommended retail prices for the Products from time to time, however the pricing strategy (including price list, allowances, discounts, rebates and trade terms) for the sale of the Products within the Territory shall be decided by the Licensee in its absolute discretion, noting that the first order will be charged at $0.43 per unit.

8.	Confidentiality

8.1	Non-disclosure of Confidential Information

The Licensee agrees and undertakes that during the Term and thereafter that:

(a)	it will keep confidential and will not use for its own purposes, nor without the prior written consent of Gelteq disclose to any third party, the Confidential Information, unless the information:

(i)	is public knowledge or is already known to that party at the time of disclosure;

(ii)	subsequently becomes public knowledge other than by breach of this Agreement; or

(iii)	comes lawfully into the possession of that party from a third party.

(b)	Nothing in this Agreement prevents any Confidential Information being disclosed to the extent required by law or any competent regulatory body, however a party required to disclose any Confidential Information shall promptly notify the other party, where practicable and lawful to do so, before disclosure occurs and cooperate with the other Party regarding the timing and content of such disclosure or any action which the other party may reasonably elect to take to challenge the validity of such requirement.

8.2	Permitted disclosure

(a)	Notwithstanding clause 8.1 to the extent necessary to implement the provisions of this Agreement, the Licensee may disclose Confidential Information to those of its employees and advisors as may be reasonably necessary or desirable, provided that before any such disclosure each party shall make those employees and advisors aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by those employees and advisors with them.

(b)	The Licensee agrees that Gelteq may disclose the existence of this agreement and its terms for the purpose of its business.

8.3	Survival

This clause 8 survives the expiry or termination of this Agreement.

9.	Termination

9.1	Termination for convenience

Without affecting any other right or remedy available to it, Gelteq may terminate this Agreement or an Order by giving not less than 20 Business Days written notice to the Licensee. The Licensee cannot terminate any order within one month prior to the Delivery Date or after the final packaging proof has been approved.

9.2	Termination of licences

If this Agreement expires or is terminated in accordance with this clause 9, all licences granted to the Licensee under this Agreement will cease.

Executed as an agreement

Signed by Gelteq Pty Ltd by its authorised representative in the presence of:

[*****]	/S/ Nathan Givoni
Signature of witness	Signature of authorised signatory

[*****]	Nathan Givoni
Witness name	Print name

1/10/2021
Date signed

Signed by [*****] as authorised signatory for PacificPine Tennis Limited in the presence of:

[*****]	/S/Authorized Signatory
Signature of witness	Signature of authorised signatory

[*****]	Authorized Signatory
Witness name	Print name

1/10/2021
Date signed

Schedule 1 – Agreement Details

No.	Item	Details
1.	Agreement Date (date of signing)	10 January 2021
2.	Delivery Date	31 March 2022
3.	Licence Fees	Waived for this Pilot Program
4.	Trade Marks	GELTEQ SPORTSGEL
5.	Minimum Order	Initial Order: 80,000 units Subsequent Order: 120,000 units
6.	Price	The price for the Initial and Subsequent Order will be [*****] per unit

Gelteq Authorised Licensee Agreement – Pilot Program

BETWEEN

1.	Gelteq Pty Ltd ACN 619 501 254 (Gelteq); and

2.	Lifestyle Breakthrough Holdings Unit Trust (Licensee).

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the context requires otherwise:

Agreement means this agreement and its schedules and annexures and any subsequent variation;

Business Day means any day that is not a Saturday, Sunday, or a public holiday or bank holiday in Victoria, Australia;

Confidential Information means the information of or relating to Gelteq or its Affiliates or its business or affairs (whether or not in a material form and whether or not disclosed or learned prior to the date of this Agreement) which by its nature is confidential, is designated as confidential and/or which the Licensee knows or reasonably ought to know is confidential;

Intellectual Property means all Intellectual Property Rights (whether registered or unregistered) owned by or licensed to Gelteq in connection with the Products whether recorded or unrecorded, stored or incorporated in any medium of any nature or description, including, but not limited to:

(a)	Product names, designs, formulations, plans, trade marks, logos, branding and catchphrases;

(b)	marketing and promotional materials;

(c)	any Gelteq website; and

(d)	the Materials, including all Licensee lists and Licensee details, including Licensee lists obtained, compiled or developed by the Licensee;

Intellectual Property Rights means any intellectual property rights subsisting anywhere in the world, including:

(a)	rights in relation to:

(i)	registered and unregistered copyright;

(ii)	inventions (including patents, discoveries, innovation patents and utility models);

(iii)	Confidential Information, technical information, trade secrets, formulas, manufacturing process and related know-how;

(iv)	registered and unregistered designs;

(v)	registered and unregistered trade marks (including the Trade Marks); and

(vi)	rights in databases;

(b)	any similar rights resulting from intellectual activity in the industrial, commercial, scientific, literary or artistic fields which subsist or may at any time subsist;

(c)	any application and the right to apply for registration for any of the above; and

(d)	any right of action against any party in connection with any of the above;

Materials mean any intellectual property developed or created by the Licensee , including Licensee lists and Licensee detail lists and marketing materials.

Minimum Order means the quantity or value of the Products ordered as specified as such in the Schedule;

Product(s) means any goods or products, including parts or components therefore, that are supplied pursuant to this Agreement.

Term means the period of one (1) year from the Commencement Date;

Trade Marks means the names and trademarks specified in Item 4 of Schedule 1 as modified, updated or replaced by Gelteq from time to time and such further or other names, trademarks and logos as Gelteq notifies to the Licensee from time to time in relation to the Products.

2.	Appointment of Licensee

2.1	Appointment

Gelteq grants the Licensee, and the Licensee accepts, the right to store, promote, market, sell and distribute the Products subject to the terms of this Agreement.

2.2	Exclusive

The arrangements between Gelteq and the Licensee under this Agreement are exclusive in that Gelteq will not provide any of the Products containing the Licensee’s brand to any third party without the Licensee’s prior written consent if the Licensee brand is required as part of a white-labelled gel product.

3.	Term

3.1	This Agreement commences on the Commencement Date and continues for the Term, unless terminated earlier in accordance with this Agreement.

4.	Orders for Products

4.1	Product and price

Subject to clause 5, all Products supplied to the Licensee under this Agreement will be supplied and invoiced by Gelteq at the price for a Product as recorded on the latest price list at the time of placing an order by submitting a Purchase Order in the form required by Gelteq.

4.2	Taxes and Delivery Fees

The Licensee agrees to pay any applicable taxes, insurance costs, administration or management fees, bank charges and delivery charges for Products as invoiced by Gelteq from time to time.

4.3	Minimum Purchase

The Licensee agrees that it will order and purchase Products from Gelteq to the value and quantity of at least the Minimum Purchase and Minimum Order, and in the frequency specified in Schedule 1.

4.4	Orders

(a)	The Licensee may from time to time submit to Gelteq written orders for the Products (Order).

(b)	Each Order must be for the Minimum Order, unless otherwise agreed by Gelteq in writing.

(c)	The Licensee agrees that it will pay Gelteq, or any party nominated in writing by Gelteq, the total order cost in full 7 days prior to production commences, a date in which Gelteq will notify the Licensee. Any additional taxes, duties and delivery costs payable in accordance with clause 5(b) below

4.5	Delivery estimate

Any delivery dates or estimates of time or arrival set out in an accepted Order are indicative only, and Gelteq will not be liable for any Loss or Liability occurring to the Licensee by reason of any shortage of stock or the failure or delay in dispatch, delivery or supply of Products.

5.	Payment

(a)	Gelteq will issue to the Licensee an invoice for the total Order amount including the balance of the Purchase Price remaining, after an Order has been accepted by Gelteq (Invoice).

(b)	The Licensee must pay all Invoiced amounts into Gelteq's account or an account nominated by Gelteq in writing, in cleared funds, within 14 Business Days of receiving an Invoice.

6.	Conditions of resale and distribution

6.1	Resale of Products

(a)	The Licensee is authorised by Gelteq to market, distribute and sell the Products.

(b)	The Licensee must not, without the prior written consent of Gelteq, develop, operate, create, manage, maintain or run a website under the Gelteq brand, using the Trade Marks or selling the Products without the prior written consent of Gelteq.

6.2	Pricing of Products

Gelteq may provide recommended retail prices for the Products from time to time, however the pricing strategy (including price list, allowances, discounts, rebates and trade terms) for the sale of the Products within the Territory shall be decided by the Licensee in its absolute discretion, noting that the first order will be charged at $0.50 per unit.

7.	Confidentiality

7.1	Non-disclosure of Confidential Information

The Licensee agrees and undertakes that during the Term and thereafter that:

(a)	it will keep confidential and will not use for its own purposes, nor without the prior written consent of Gelteq disclose to any third party, the Confidential Information, unless the information:

(i)	is public knowledge or is already known to that party at the time of disclosure;

(ii)	subsequently becomes public knowledge other than by breach of this Agreement; or

(iii)	comes lawfully into the possession of that party from a third party.

(b)	Nothing in this Agreement prevents any Confidential Information being disclosed to the extent required by law or any competent regulatory body, however a party required to disclose any Confidential Information shall promptly notify the other party, where practicable and lawful to do so, before disclosure occurs and cooperate with the other Party regarding the timing and content of such disclosure or any action which the other party may reasonably elect to take to challenge the validity of such requirement.

7.2	Permitted disclosure

(a)	The Licensee may disclose Confidential Information to those of its employees and advisors as may be reasonably necessary or desirable, provided that before any such disclosure each party shall make those employees and advisors aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by those employees and advisors with them.

(b)	The Licensee agrees that Gelteq may disclose the existence of this agreement and its terms for the purpose of its business.

7.3	Survival

This clause survives the expiry or termination of this Agreement.

8.	Termination

8.1	Termination for convenience

Without affecting any other right or remedy available to it, Gelteq may terminate this Agreement or an Order by giving not less than 20 Business Days written notice to the Licensee. The Licensee cannot terminate any order within one month prior to the Delivery Date

Termination of licences

If this Agreement expires or is terminated in accordance with this clause, all licences granted to the Licensee under this Agreement will cease.

Executed as an agreement

Signed by Gelteq Pty Ltd by its authorised representative in the presence of:

[*****]	/S/ Nathan Givoni
Signature of witness	Signature of authorised signatory

[*****]	Nathan Givoni
Witness name	Print name

9/31/2021
Date signed

Signed by Nathan Givoni as authorised signatory for Lifestyle Breakthrough Holdings Unit Trust in the presence of:

[*****]	/S/ Nathan Givoni
Signature of witness	Signature of authorised signatory

[*****]	Nathan Givoni
Witness name	Print name

9/31/2021
Date signed

Schedule 1 – Agreement Details

No.	Item	Details
7.	Agreement Date (date of signing)	31/9/2021
8.	Delivery Date	Q1
9.	Licence Fees	Waived for this Pilot Program
10.	Trade Marks	GELTEQ HYPOGEL
11.	Minimum Order	Initial Order: 20,000 units Subsequent Order: 30,000 units
12.	Price	The price for the initial order will be [*****] per unit

Gelteq Authorised Licensee Agreement – Pilot Program

BETWEEN

1.	Gelteq Pty Ltd ACN 619 501 254 (Gelteq); and

2.	PacificPine Football Limited (Licensee).

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the context requires otherwise:

Agreement means this agreement and its schedules and annexures and any subsequent variation;

Business Day means any day that is not a Saturday, Sunday, or a public holiday or bank holiday in Victoria, Australia;

Confidential Information means the information of or relating to Gelteq or its Affiliates or its business or affairs (whether or not in a material form and whether or not disclosed or learned prior to the date of this Agreement) which by its nature is confidential, is designated as confidential and/or which the Licensee knows or reasonably ought to know is confidential;

Intellectual Property means all Intellectual Property Rights (whether registered or unregistered) owned by or licensed to Gelteq in connection with the Products whether recorded or unrecorded, stored or incorporated in any medium of any nature or description, including, but not limited to:

(a)	Product names, designs, formulations, plans, trade marks, logos, branding and catchphrases;

(b)	marketing and promotional materials;

(c)	any Gelteq website; and

(d)	the Materials, including all Licensee lists and Licensee details, including Licensee lists obtained, compiled or developed by the Licensee;

Intellectual Property Rights means any intellectual property rights subsisting anywhere in the world, including:

(e)	rights in relation to:

(i)	registered and unregistered copyright;

(ii)	inventions (including patents, discoveries, innovation patents and utility models);

(iii)	Confidential Information, technical information, trade secrets, formulas, manufacturing process and related know-how;

(iv)	registered and unregistered designs;

(v)	registered and unregistered trade marks (including the Trade Marks); and

(vi)	rights in databases;

(f)	any similar rights resulting from intellectual activity in the industrial, commercial, scientific, literary or artistic fields which subsist or may at any time subsist;

(g)	any application and the right to apply for registration for any of the above; and

(h)	any right of action against any party in connection with any of the above;

Materials mean any intellectual property developed or created by the Licensee , including Licensee lists and Licensee detail lists and marketing materials.

Minimum Order means the quantity or value of the Products ordered as specified as such in the Schedule;

Product(s) means any goods or products, including parts or components therefore, that are supplied pursuant to this Agreement.

Term means the period of one (1) year from the Commencement Date; and

Trade Marks means the names and trademarks specified in Item 4 of Schedule 1 as modified, updated or replaced by Gelteq from time to time and such further or other names, trademarks and logos as Gelteq notifies to the Licensee from time to time in relation to the Products.

2.	Appointment of Licensee

2.1	Appointment

Gelteq grants the Licensee, and the Licensee accepts, the right to store, promote, market, sell and distribute the Products subject to the terms of this Agreement.

2.2	Exclusive

The arrangements between Gelteq and the Licensee under this Agreement are exclusive in that Gelteq will not provide any of the Products containing the Licensee’s brand to any third party without the Licensee’s prior written consent.

3.	Term

3.1	This Agreement commences on the Commencement Date and continues for the Term, unless terminated earlier in accordance with this Agreement.

4.	Orders for Products

4.1	Product and price

Subject to clause 6.2, all Products supplied to the Licensee under this Agreement will be supplied and invoiced by Gelteq at the price for a Product as recorded on the latest price list at the time of placing an order by submitting a Purchase Order in the form required by Gelteq.

4.2	Taxes and Delivery Fees

The Licensee agrees to pay any applicable taxes, insurance costs, administration or management fees, bank charges and delivery charges for Products as invoiced by Gelteq from time to time.

4.3	Minimum Purchase

(a)	The Licensee agrees that it will order and purchase Products from Gelteq to the value and quantity of at least the Initial Order set out in Schedule 1. The parties agree that the Initial Order may not be cancelled at any time by the Licensee.

(b)	The Licensee agrees that the order for the Initial Order and Subsequent Order will be placed within the first 12 months of this Agreement being signed.

(c)	The parties agree that the Subsequent Order (as defined in Scheduled 1) may be cancelled at any time after the Licensee has paid in full for, and accepted delivery of, the Initial Order but before payment is made on the Subsequent Order. If payment is made for the Subsequent Order, it cannot be cancelled.

4.4	Orders

(a)	The Licensee may from time to time submit to Gelteq written orders for the Products (Order).

(b)	Immediately upon submitting an Order, the Licensee must pay to Gelteq or any party nominated in writing by Gelteq 25% of the Purchase Price (Deposit).

(c)	The Licensee agrees that it will pay Gelteq, or any party nominated in writing by Gelteq, the remaining 75% balance of the Order plus any additional taxes, duties and delivery costs is payable in accordance with clause 5.1(b) below before any Product is made available for collection or is shipped to the Licensees.

4.5	Delivery estimate

Any delivery dates or estimates of time or arrival set out in an accepted Order are indicative only, and Gelteq will not be liable for any Loss or Liability occurring to the Licensee by reason of any shortage of stock or the failure or delay in dispatch, delivery or supply of Products.

5.	White Labelling of Product

5.1	Licence

(a)	The Licensee grants Gelteq a royalty free non-exclusive, worldwide licence and right to sublicence its Intellectual Property for the sole purpose of developing Products containing the Licensee’s brand. The Licensee warrants and represents to Gelteq that it has the right to grant this licence and that in using the licence Gelteq will not be in breach of any third party intellectual property rights or liable to any third party.

(b)	The Licensee agrees that once it has approved the packaging proof that it may not make further changes to the packaging.

(c)	The parties will negotiate and agree a fixed fee to apply, payable to Gelteq, in relation to each product for the development and set up of the packaging and printing.

6.	Payment

6.1	Payment

(a)	Gelteq will issue to the Licensee an invoice for the total Order amount including the balance of the Purchase Price remaining, after an Order has been accepted by Gelteq (Invoice).

(b)	The Licensee must pay all Invoiced amounts into Gelteq's account or an account nominated by Gelteq in writing, in cleared funds, within 14 Business Days of receiving an Invoice.

7.	Conditions of resale and distribution

7.1	Resale of Products

(a)	The Licensee is authorised by Gelteq to market, distribute and sell the Products.

(b)	The Licensee must obtain the prior written consent of Gelteq to sell or distribute the Products to a Retailer, however the Licensee may sell to any other party without obtaining prior written consent of Gelteq.

(c)	The Products must be sold or distributed using the Trade Marks and the Licensee must not, without the prior written consent of Gelteq, sell or distribute the Products under any other branding.

(d)	The Licensee must not, without the prior written consent of Gelteq, develop, operate, create, manage, maintain or run a website under the Gelteq brand, using the Trade Marks or selling the Products without the prior written consent of Gelteq.

7.2	Pricing of Products

Gelteq may provide recommended retail prices for the Products from time to time, however the pricing strategy (including price list, allowances, discounts, rebates and trade terms) for the sale of the Products within the Territory shall be decided by the Licensee in its absolute discretion, noting that the first order will be charged at $0.34 per unit.

8.	Confidentiality

8.1	Non-disclosure of Confidential Information

The Licensee agrees and undertakes that during the Term and thereafter that:

(a)	it will keep confidential and will not use for its own purposes, nor without the prior written consent of Gelteq disclose to any third party, the Confidential Information, unless the information:

(i)	is public knowledge or is already known to that party at the time of disclosure;

(ii)	subsequently becomes public knowledge other than by breach of this Agreement; or

(iii)	comes lawfully into the possession of that party from a third party.

(b)	Nothing in this Agreement prevents any Confidential Information being disclosed to the extent required by law or any competent regulatory body, however a party required to disclose any Confidential Information shall promptly notify the other party, where practicable and lawful to do so, before disclosure occurs and cooperate with the other Party regarding the timing and content of such disclosure or any action which the other party may reasonably elect to take to challenge the validity of such requirement.

8.2	Permitted disclosure

(a)	Notwithstanding clause 8.1 to the extent necessary to implement the provisions of this Agreement, the Licensee may disclose Confidential Information to those of its employees and advisors as may be reasonably necessary or desirable, provided that before any such disclosure each party shall make those employees and advisors aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by those employees and advisors with them.

(b)	The Licensee agrees that Gelteq may disclose the existence of this agreement and its terms for the purpose of its business.

8.3	Survival

This clause 8 survives the expiry or termination of this Agreement.

9.	Termination

9.1	Termination for convenience

Without affecting any other right or remedy available to it, Gelteq may terminate this Agreement or an Order by giving not less than 20 Business Days written notice to the Licensee. The Licensee cannot terminate any order within one month prior to the Delivery Date or after the final packaging proof has been approved.

9.2	Termination of licences

If this Agreement expires or is terminated in accordance with this clause 9, all licences granted to the Licensee under this Agreement will cease.

Executed as an agreement

Signed by Gelteq Pty Ltd by its authorised representative in the presence of:

[*****]	/S/ Simon Szewach
Signature of witness	Signature of authorised signatory

[*****]	Simon Szewach
Witness name	Print name

15/11/2021
Date signed

Signed by [*****] as authorised signatory for PacificPine Football Limited in the presence of:

[*****]	Authorized Signatory
Signature of witness	Signature of authorised signatory

[*****]	/S/ Authorized Signatory
Witness name	Print name

11/15/21
Date signed

Schedule 1 – Agreement Details

No.	Item	Details
1.	Agreement Date (date of signing)	15 November 2021
2.	Delivery Date	31 March 2022
3.	Licence Fees	Waived for this Pilot Program
4.	Trade Marks	GELTEQ SPORTSGEL
5.	Minimum Order	Initial Order: 50,000 units Subsequent Order: 75,000 units
6.	Price	The price for the Initial and Subsequent Order will be [*****] per unit

Gelteq Authorised Licensee Agreement – Pilot Program

BETWEEN

1.	Gelteq Pty Ltd ACN 619 501 254 (Gelteq); and

2.	Five-Star Sports Hong Kong Limited (Licensee).

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the context requires otherwise:

Agreement means this agreement and its schedules and annexures and any subsequent variation;

Business Day means any day that is not a Saturday, Sunday, or a public holiday or bank holiday in Victoria, Australia;

Confidential Information means the information of or relating to Gelteq or its Affiliates or its business or affairs (whether or not in a material form and whether or not disclosed or learned prior to the date of this Agreement) which by its nature is confidential, is designated as confidential and/or which the Licensee knows or reasonably ought to know is confidential;

Intellectual Property means all Intellectual Property Rights (whether registered or unregistered) owned by or licensed to Gelteq in connection with the Products whether recorded or unrecorded, stored or incorporated in any medium of any nature or description, including, but not limited to:

(a)	Product names, designs, formulations, plans, trade marks, logos, branding and catchphrases;

(b)	marketing and promotional materials;

(c)	any Gelteq website; and

(d)	the Materials, including all Licensee lists and Licensee details, including Licensee lists obtained, compiled or developed by the Licensee;

Intellectual Property Rights means any intellectual property rights subsisting anywhere in the world, including:

(e)	rights in relation to:

(i)	registered and unregistered copyright;

(ii)	inventions (including patents, discoveries, innovation patents and utility models);

(iii)	Confidential Information, technical information, trade secrets, formulas, manufacturing process and related know-how;

(iv)	registered and unregistered designs;

(v)	registered and unregistered trade marks (including the Trade Marks); and

(vi)	rights in databases;

(f)	any similar rights resulting from intellectual activity in the industrial, commercial, scientific, literary or artistic fields which subsist or may at any time subsist;

(g)	any application and the right to apply for registration for any of the above; and

(h)	any right of action against any party in connection with any of the above;

Materials mean any intellectual property developed or created by the Licensee , including Licensee lists and Licensee detail lists and marketing materials.

Minimum Order means the quantity or value of the Products ordered as specified as such in the Schedule;

Product(s) means any goods or products, including parts or components therefore, that are supplied pursuant to this Agreement.

Term means the period of one (1) year from the Commencement Date; and

Trade Marks means the names and trademarks specified in Item 4 of Schedule 1 as modified, updated or replaced by Gelteq from time to time and such further or other names, trademarks and logos as Gelteq notifies to the Licensee from time to time in relation to the Products.

2.	Appointment of Licensee

2.1	Appointment

Gelteq grants the Licensee, and the Licensee accepts, the right to store, promote, market, sell and distribute the Products subject to the terms of this Agreement.

2.2	Exclusive

The arrangements between Gelteq and the Licensee under this Agreement are exclusive in that Gelteq will not provide any of the Products containing the Licensee’s brand to any third party without the Licensee’s prior written consent.

3.	Term

3.1	This Agreement commences on the Commencement Date and continues for the Term, unless terminated earlier in accordance with this Agreement.

4.	Orders for Products

4.1	Product and price

Subject to clause 6.2, all Products supplied to the Licensee under this Agreement will be supplied and invoiced by Gelteq at the price for a Product as recorded on the latest price list at the time of placing an order by submitting a Purchase Order in the form required by Gelteq.

4.2	Taxes and Delivery Fees

The Licensee agrees to pay any applicable taxes, insurance costs, administration or management fees, bank charges and delivery charges for Products as invoiced by Gelteq from time to time.

4.3	Minimum Purchase

(a)	The Licensee agrees that it will order and purchase Products from Gelteq to the value and quantity of at least the Initial Order set out in Schedule 1. The parties agree that the Initial Order may not be cancelled at any time by the Licensee.

(b)	The Licensee agrees that the order for the Initial Order and Subsequent Order will be placed within the first 12 months of this Agreement being signed.

(c)	The parties agree that the Subsequent Order (as defined in Scheduled 1) may be cancelled at any time after the Licensee has paid in full for, and accepted delivery of, the Initial Order but before payment is made on the Subsequent Order. If payment is made for the Subsequent Order, it cannot be cancelled.

4.4	Orders

(a)	The Licensee may from time to time submit to Gelteq written orders for the Products (Order).

(b)	Immediately upon submitting an Order, the Licensee must pay to Gelteq or any party nominated in writing by Gelteq 25% of the Purchase Price (Deposit).

(c)	The Licensee agrees that it will pay Gelteq, or any party nominated in writing by Gelteq, the remaining 75% balance of the Order plus any additional taxes, duties and delivery costs is payable in accordance with clause 5.1(b) below before any Product is made available for collection or is shipped to the Licensees.

4.5	Delivery estimate

Any delivery dates or estimates of time or arrival set out in an accepted Order are indicative only, and Gelteq will not be liable for any Loss or Liability occurring to the Licensee by reason of any shortage of stock or the failure or delay in dispatch, delivery or supply of Products.

5.	White Labelling of Product

5.1	Licence

(a)	The Licensee grants Gelteq a royalty free non-exclusive, worldwide licence and right to sublicence its Intellectual Property for the sole purpose of developing Products containing the Licensee’s brand. The Licensee warrants and represents to Gelteq that it has the right to grant this licence and that in using the licence Gelteq will not be in breach of any third party intellectual property rights or liable to any third party.

(b)	The Licensee agrees that once it has approved the packaging proof that it may not make further changes to the packaging.

(c)	The parties will negotiate and agree a fixed fee to apply, payable to Gelteq, in relation to each product for the development and set up of the packaging and printing.

6.	Payment

6.1	Payment

(a)	Gelteq will issue to the Licensee an invoice for the total Order amount including the balance of the Purchase Price remaining, after an Order has been accepted by Gelteq (Invoice).

(b)	The Licensee must pay all Invoiced amounts into Gelteq's account or an account nominated by Gelteq in writing, in cleared funds, within 14 Business Days of receiving an Invoice.

7.	Conditions of resale and distribution

7.1	Resale of Products

(a)	The Licensee is authorised by Gelteq to market, distribute and sell the Products.

(b)	The Licensee must obtain the prior written consent of Gelteq to sell or distribute the Products to a Retailer, however the Licensee may sell to any other party without obtaining prior written consent of Gelteq.

(c)	The Products must be sold or distributed using the Trade Marks and the Licensee must not, without the prior written consent of Gelteq, sell or distribute the Products under any other branding.

(d)	The Licensee must not, without the prior written consent of Gelteq, develop, operate, create, manage, maintain or run a website under the Gelteq brand, using the Trade Marks or selling the Products without the prior written consent of Gelteq.

7.2	Pricing of Products

Gelteq may provide recommended retail prices for the Products from time to time, however the pricing strategy (including price list, allowances, discounts, rebates and trade terms) for the sale of the Products within the Territory shall be decided by the Licensee in its absolute discretion, noting that the first order will be charged at $0.38 per unit.

8.	Confidentiality

8.1	Non-disclosure of Confidential Information

The Licensee agrees and undertakes that during the Term and thereafter that:

(a)	it will keep confidential and will not use for its own purposes, nor without the prior written consent of Gelteq disclose to any third party, the Confidential Information, unless the information:

(i)	is public knowledge or is already known to that party at the time of disclosure;

(ii)	subsequently becomes public knowledge other than by breach of this Agreement; or

(iii)	comes lawfully into the possession of that party from a third party.

(b)	Nothing in this Agreement prevents any Confidential Information being disclosed to the extent required by law or any competent regulatory body, however a party required to disclose any Confidential Information shall promptly notify the other party, where practicable and lawful to do so, before disclosure occurs and cooperate with the other Party regarding the timing and content of such disclosure or any action which the other party may reasonably elect to take to challenge the validity of such requirement.

8.2	Permitted disclosure

(a)	Notwithstanding clause 8.1 to the extent necessary to implement the provisions of this Agreement, the Licensee may disclose Confidential Information to those of its employees and advisors as may be reasonably necessary or desirable, provided that before any such disclosure each party shall make those employees and advisors aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by those employees and advisors with them.

(b)	The Licensee agrees that Gelteq may disclose the existence of this agreement and its terms for the purpose of its business.

8.3	Survival

This clause 8 survives the expiry or termination of this Agreement.

9.	Termination

9.1	Termination for convenience

Without affecting any other right or remedy available to it, Gelteq may terminate this Agreement or an Order by giving not less than 20 Business Days written notice to the Licensee. The Licensee cannot terminate any order within one month prior to the Delivery Date or after the final packaging proof has been approved.

9.2	Termination of licences

If this Agreement expires or is terminated in accordance with this clause 9, all licences granted to the Licensee under this Agreement will cease.

Executed as an agreement

Signed by [*****] representative in the presence of:

[*****]	/S/ Simon Szewach
Signature of witness	Signature of authorised signatory

[*****]	Simon Szewach
Witness name	Print name

11/29/2021
Date signed

Signed by [*****] as authorised signatory for Five-Star Sports Hong Kong Limited in the presence of:

[*****]	Authorized Signatory
Signature of witness	Signature of authorised signatory

[*****]	/S/ Authorized Signatory
Witness name	Print name

11/29/2021
Date signed

Schedule 1 – Agreement Details

No.	Item	Details
1.	Agreement Date (date of signing)	29 November 2021
2.	Delivery Date	31 March 2022
3.	Licence Fees	Waived for this Pilot Program
4.	Trade Marks	GELTEQ SPORTSGEL
5.	Minimum Order	Initial Order: 80,000 units Subsequent Order: 120,000 units
6.	Price	The price for the Initial and Subsequent Order will be [*****] per unit

Gelteq Authorised Licensee Agreement – Pilot Program

BETWEEN

1.	Gelteq Pty Ltd ACN 619 501 254 (Gelteq); and

2.	PacificPine Golf Limited (Licensee).

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the context requires otherwise:

Agreement means this agreement and its schedules and annexures and any subsequent variation;

Business Day means any day that is not a Saturday, Sunday, or a public holiday or bank holiday in Victoria, Australia;

Confidential Information means the information of or relating to Gelteq or its Affiliates or its business or affairs (whether or not in a material form and whether or not disclosed or learned prior to the date of this Agreement) which by its nature is confidential, is designated as confidential and/or which the Licensee knows or reasonably ought to know is confidential;

Intellectual Property means all Intellectual Property Rights (whether registered or unregistered) owned by or licensed to Gelteq in connection with the Products whether recorded or unrecorded, stored or incorporated in any medium of any nature or description, including, but not limited to:

(a)	Product names, designs, formulations, plans, trade marks, logos, branding and catchphrases;

(b)	marketing and promotional materials;

(c)	any Gelteq website; and

(d)	the Materials, including all Licensee lists and Licensee details, including Licensee lists obtained, compiled or developed by the Licensee;

Intellectual Property Rights means any intellectual property rights subsisting anywhere in the world, including:

(e)	rights in relation to:

(i)	registered and unregistered copyright;

(ii)	inventions (including patents, discoveries, innovation patents and utility models);

(iii)	Confidential Information, technical information, trade secrets, formulas, manufacturing process and related know-how;

(iv)	registered and unregistered designs;

(v)	registered and unregistered trade marks (including the Trade Marks); and

(vi)	rights in databases;

(f)	any similar rights resulting from intellectual activity in the industrial, commercial, scientific, literary or artistic fields which subsist or may at any time subsist;

(g)	any application and the right to apply for registration for any of the above; and

(h)	any right of action against any party in connection with any of the above;

Materials mean any intellectual property developed or created by the Licensee , including Licensee lists and Licensee detail lists and marketing materials.

Minimum Order means the quantity or value of the Products ordered as specified as such in the Schedule;

Product(s) means any goods or products, including parts or components therefore, that are supplied pursuant to this Agreement.

Term means the period of one (1) year from the Commencement Date; and

Trade Marks means the names and trademarks specified in Item 4 of Schedule 1 as modified, updated or replaced by Gelteq from time to time and such further or other names, trademarks and logos as Gelteq notifies to the Licensee from time to time in relation to the Products.

2.	Appointment of Licensee

2.1	Appointment

Gelteq grants the Licensee, and the Licensee accepts, the right to store, promote, market, sell and distribute the Products subject to the terms of this Agreement.

2.2	Exclusive

The arrangements between Gelteq and the Licensee under this Agreement are exclusive in that Gelteq will not provide any of the Products containing the Licensee’s brand to any third party without the Licensee’s prior written consent.

3.	Term

3.1	This Agreement commences on the Commencement Date and continues for the Term, unless terminated earlier in accordance with this Agreement.

4.	Orders for Products

4.1	Product and price

Subject to clause 6.2, all Products supplied to the Licensee under this Agreement will be supplied and invoiced by Gelteq at the price for a Product as recorded on the latest price list at the time of placing an order by submitting a Purchase Order in the form required by Gelteq.

4.2	Taxes and Delivery Fees

The Licensee agrees to pay any applicable taxes, insurance costs, administration or management fees, bank charges and delivery charges for Products as invoiced by Gelteq from time to time.

4.3	Minimum Purchase

(a)	The Licensee agrees that it will order and purchase Products from Gelteq to the value and quantity of at least the Initial Order set out in Schedule 1. The parties agree that the Initial Order may not be cancelled at any time by the Licensee.

(b)	The Licensee agrees that the order for the Initial Order and Subsequent Order will be placed within the first 12 months of this Agreement being signed.

(c)	The parties agree that the Subsequent Order (as defined in Scheduled 1) may be cancelled at any time after the Licensee has paid in full for, and accepted delivery of, the Initial Order but before payment is made on the Subsequent Order. If payment is made for the Subsequent Order, it cannot be cancelled.

4.4	Orders

(a)	The Licensee may from time to time submit to Gelteq written orders for the Products (Order).

(b)	Immediately upon submitting an Order, the Licensee must pay to Gelteq or any party nominated in writing by Gelteq 25% of the Purchase Price (Deposit).

(c)	The Licensee agrees that it will pay Gelteq, or any party nominated in writing by Gelteq, the remaining 75% balance of the Order plus any additional taxes, duties and delivery costs is payable in accordance with clause 5.1(b) below before any Product is made available for collection or is shipped to the Licensees.

4.5	Delivery estimate

Any delivery dates or estimates of time or arrival set out in an accepted Order are indicative only, and Gelteq will not be liable for any Loss or Liability occurring to the Licensee by reason of any shortage of stock or the failure or delay in dispatch, delivery or supply of Products.

5.	White Labelling of Product

5.1	Licence

(a)	The Licensee grants Gelteq a royalty free non-exclusive, worldwide licence and right to sublicence its Intellectual Property for the sole purpose of developing Products containing the Licensee’s brand. The Licensee warrants and represents to Gelteq that it has the right to grant this licence and that in using the licence Gelteq will not be in breach of any third party intellectual property rights or liable to any third party.

(b)	The Licensee agrees that once it has approved the packaging proof that it may not make further changes to the packaging.

(c)	The parties will negotiate and agree a fixed fee to apply, payable to Gelteq, in relation to each product for the development and set up of the packaging and printing.

6.	Payment

6.1	Payment

(a)	Gelteq will issue to the Licensee an invoice for the total Order amount including the balance of the Purchase Price remaining, after an Order has been accepted by Gelteq (Invoice).

(b)	The Licensee must pay all Invoiced amounts into Gelteq's account or an account nominated by Gelteq in writing, in cleared funds, within 14 Business Days of receiving an Invoice.

7.	Conditions of resale and distribution

7.1	Resale of Products

(a)	The Licensee is authorised by Gelteq to market, distribute and sell the Products.

(b)	The Licensee must obtain the prior written consent of Gelteq to sell or distribute the Products to a Retailer, however the Licensee may sell to any other party without obtaining prior written consent of Gelteq.

(c)	The Products must be sold or distributed using the Trade Marks and the Licensee must not, without the prior written consent of Gelteq, sell or distribute the Products under any other branding.

(d)	The Licensee must not, without the prior written consent of Gelteq, develop, operate, create, manage, maintain or run a website under the Gelteq brand, using the Trade Marks or selling the Products without the prior written consent of Gelteq.

7.2	Pricing of Products

Gelteq may provide recommended retail prices for the Products from time to time, however the pricing strategy (including price list, allowances, discounts, rebates and trade terms) for the sale of the Products within the Territory shall be decided by the Licensee in its absolute discretion, noting that the first order will be charged at $0.35 per unit.

8.	Confidentiality

8.1	Non-disclosure of Confidential Information

The Licensee agrees and undertakes that during the Term and thereafter that:

(a)	it will keep confidential and will not use for its own purposes, nor without the prior written consent of Gelteq disclose to any third party, the Confidential Information, unless the information:

(i)	is public knowledge or is already known to that party at the time of disclosure;

(ii)	subsequently becomes public knowledge other than by breach of this Agreement; or

(iii)	comes lawfully into the possession of that party from a third party.

(b)	Nothing in this Agreement prevents any Confidential Information being disclosed to the extent required by law or any competent regulatory body, however a party required to disclose any Confidential Information shall promptly notify the other party, where practicable and lawful to do so, before disclosure occurs and cooperate with the other Party regarding the timing and content of such disclosure or any action which the other party may reasonably elect to take to challenge the validity of such requirement.

8.2	Permitted disclosure

(a)	Notwithstanding clause 8.1 to the extent necessary to implement the provisions of this Agreement, the Licensee may disclose Confidential Information to those of its employees and advisors as may be reasonably necessary or desirable, provided that before any such disclosure each party shall make those employees and advisors aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by those employees and advisors with them.

(b)	The Licensee agrees that Gelteq may disclose the existence of this agreement and its terms for the purpose of its business.

8.3	Survival

This clause 8 survives the expiry or termination of this Agreement.

9.	Termination

9.1	Termination for convenience

Without affecting any other right or remedy available to it, Gelteq may terminate this Agreement or an Order by giving not less than 20 Business Days written notice to the Licensee. The Licensee cannot terminate any order within one month prior to the Delivery Date or after the final packaging proof has been approved.

9.2	Termination of licences

If this Agreement expires or is terminated in accordance with this clause 9, all licences granted to the Licensee under this Agreement will cease.

Executed as an agreement

Signed by [*****] representative in the presence of:

[*****]	/S/ Nathan Givoni
Signature of witness	Signature of authorised signatory

[*****]	Nathan Givoni
Witness name	Print name

12/13/2021
Date signed

Signed by [*****] as authorised signatory for PacificPine Golf Limited in the presence of:

[*****]	/S/ Authorized Signatory
Signature of witness	Signature of authorised signatory

[*****]	Authorized Signatory
Witness name	Print name

12/13/21
Date signed

Schedule 1 – Agreement Details

No.	Item	Details
1.	Agreement Date (date of signing)	13 December 2021
2.	Delivery Date	31 March 2022
3.	Licence Fees	Waived for this Pilot Program
4.	Trade Marks	GELTEQ SPORTSGEL
5.	Minimum Order	Initial Order: 40,000 units Subsequent Order: 60,000 units
6.	Price	The price for the Initial and Subsequent Order will be [*****] per unit